Exhibit 99.1
EXECUTION COPY
[CINCINNATI BELL]
FIFTH AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT
     THIS FIFTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of July 1, 2009, is entered into among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC. (the “Servicer”), the Purchasers and Purchaser Agents parties hereto and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator for each Purchaser Group (the “Administrator”).
RECITALS
     1. The parties hereto are parties to the Receivables Purchase Agreement, dated as of March 23, 2007 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement. As used herein, “New Originator” means eVolve Business Solutions LLC, an Ohio limited liability company, and its successors and permitted assigns and “PSA Amendment” means that certain Joinder and Second Amendment to the Purchase and Sale Agreement, dated as of the date hereof, by and among the New Originator, the existing Originators, the Seller and CB and consented to by the Administrator and the Purchaser Agent.
     SECTION 2. Amendments to the Agreement.
     2.1 The last sentence of Section 4.3 of the Agreement is hereby amended and restated in its entirety as follows:
     The parties hereto hereby acknowledge that if at any time the Administrator takes control of any Lock-Box Account, the Administrator shall not have any rights to (a) the funds therein in excess of the unpaid amounts then due and payable to the Administrator, any member of any Purchaser Group, any Indemnified Party or Affected Person or any other Person hereunder, and the Administrator shall distribute or cause to be distributed such funds in accordance with Section 4.2(b) and Article I (in each case as if such funds were held by the Servicer thereunder) or (b) any Non-Receivable Cash Deposits therein, and the Administrator shall transfer any such Non-Receivable Cash Deposits to an account designated by the Seller (or the Servicer on its behalf) within three (3) Business Days of the Administrator’s receipt of a written request by the Seller (or the Servicer on its behalf), together with a Non-Receivable Cash Deposit Report which identifies the amount of such Non-Receivable Cash Deposit.
     2.2 Clause (b) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     (b) that is denominated and payable only in U.S. dollars in the United States, and (except in the case of a Pool Receivable generated in connection with any Payment-on-Delivery Transaction) the Obligor with respect to which has been instructed in writing by the Servicer, the Seller, the applicable Originator or the applicable Sub-Servicer, if any, in accordance with Sections 1(f) and 2(f) of Exhibit IV to remit Collections in respect thereof to a Lock-Box Account in the United States of America (provided that such Obligor may make an On-Site Payment notwithstanding such instruction),
     2.3 The definition of “Legacy Originator” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Legacy Originator” means any of eVolve, CBAD, CBCP, CBET, CBT and CBW.
     2.4 Exhibit I to the Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following new definitions:
     “eVolve” means eVolve Business Solutions LLC, an Ohio limited liability company, and its successors and permitted assigns.
     “Non-Receivable Cash Deposit” means a cash payment for goods or services purchased at a retail location of an Originator, the purchase of which does not give rise to a Receivable but the cash payment of which is commingled with an On-Site Cash Payment.
     “Non-Receivable Cash Deposit Report” means a report, in form and substance satisfactory to the Administrator and each Purchaser Agent, which shall be delivered (a) upon request by the Administrator and (b) in connection with each request made by the Seller or the Servicer to the Administrator to transfer any Non-Receivable Cash Deposits out of a Lock-Box Account of which the Administrator has taken exclusive control.
     “On-Site Cash Payment” means a payment of a Receivable made in cash by an Obligor at a retail location, payment center or distributor of an Originator.
     “On-Site Payment” means a payment of a Receivable made in cash or by check or credit card by an Obligor at a retail location, payment center or distributor of an Originator.
     “Payment-on-Delivery Transaction” means a payment of a Receivable made by check or money order by an Obligor at a warehouse location or distributor of an

Originator upon the delivery to such Obligor of the goods or services giving rise to such Receivable.
     2.5 Section 1(f) of Exhibit IV to the Agreement is hereby amended and restated in its entirety as follows:
     (f) Payments on Receivables, Accounts. The Seller will, and will cause each Originator to, instruct all Persons who are Obligors to deliver payments on the Pool Receivables (other than Specified Receivables) to a Lock-Box Account, except in the case of any Payment-on-Delivery Transactions and provided, that, the Seller may permit Obligors to make On-Site Payments notwithstanding such instructions. If any such payments or other Collections are received by the Seller or an Originator, including without limitation, any Collections received in connection with any Payment-on-Delivery Transactions and On-Site Payments, it shall hold such payments in trust for the benefit of the Administrator and the Purchasers and promptly (but in any event within three Business Days after receipt) remit such funds into a Lock-Box Account (except in the case of Specified Receivables). The Seller will not permit the funds other than Collections on Pool Receivables and other Pool Assets to be deposited into any Lock-Box Account. If such funds are nevertheless deposited into any Lock-Box Account, the Seller will promptly identify such funds for segregation. The Seller will not, and will not permit the Servicer, any Originator or other Person to, commingle Collections or other funds to which the Administrator, any Purchaser Agent or any Purchaser is entitled with any other funds. The Seller shall only add, and shall only permit an Originator to add, a Lock-Box Bank (or the related lock-box or post office box), or Lock-Box Account to those listed on Schedule II to this Agreement, if the Administrator has received notice of such addition, a copy of any new Lock-Box Agreement and an executed and acknowledged copy of a Lock-Box Agreement in form and substance reasonably acceptable to the Administrator from any such new Lock-Box Bank. The Seller shall only terminate a Lock-Box Bank or close a Lock-Box Account (or the related lock-box or post office box), upon 30 days’ advance notice to the Administrator. Notwithstanding the foregoing, for administrative convenience, the Seller (or the Servicer on its behalf) shall deposit Non-Receivable Cash Deposits to a Lock-Box Account provided that the Seller (or the Servicer on its behalf) shall promptly (but in any event within one Business Day after such deposit) identify such Non-Receivable Cash Deposits and transfer such Non-Receivable Cash Deposits to an account other than a Lock-Box Account.
     2.6 Section 2(f) of Exhibit IV to the Agreement is hereby amended and restated in its entirety as follows:
     (f) Payments on Receivables, Accounts. The Servicer will instruct all Persons who are Obligors to deliver payments on the Pool Receivables (other than Specified Receivables) to a Lock-Box Account, except in the case of any Payment-on-Delivery Transactions and provided, that, the Servicer may permit Obligors to make On-Site Payments notwithstanding such instructions. If any such payments or other Collections are received by the Servicer, including without limitation, any Collections received in connection with any Payment-on-Delivery Transactions and On-Site Payments, it shall hold such payments in trust for the benefit of the Administrator and the Purchasers and promptly (but in any event within three Business Days after receipt) remit such funds into a Lock-Box Account (except in the case of Specified Receivables). The Servicer will not permit the funds other than Collections on Pool Receivables and other Pool Assets to be deposited into any Lock-Box Account. If such funds are nevertheless deposited into any Lock-Box Account, the Servicer will promptly identify such funds for segregation. The Servicer will not commingle Collections or other funds to which the Administrator, any Purchaser Agent or any Purchaser is entitled with any other funds. The Servicer shall only add, a Lock-Box Bank (or the related lock-box or post office box), or Lock-Box Account to those listed on Schedule II to this Agreement, if the Administrator has received notice of such addition, a copy of any new Lock-Box Agreement and an executed and acknowledged copy of a Lock-Box Agreement in form and substance reasonably acceptable to the Administrator from any such new Lock-Box Bank. The Servicer shall only terminate a Lock-Box Bank or close a Lock-Box Account (or the related lock-box or post office box), upon 30 days’ advance notice to the Administrator. Notwithstanding the foregoing, for administrative convenience, the Servicer shall deposit Non-Receivable Cash Deposits to a Lock-Box Account provided that the Servicer shall promptly (but in any event within one Business Day after such deposit) identify such Non-Receivable Cash Deposits and transfer such Non-Receivable Cash Deposits to an account other than a Lock-Box Account.
     2.7 Effective upon the Administrator’s receipt of duly executed copies of amendments to the Lock-Box Agreement with PNC Bank, National Association as deposit bank and the Lock-Box Agreement with Bank of Kentucky as deposit bank, each dated on or about July 15, 2009 and each in form and substance satisfactory to the Administrator, Schedule II to the Agreement is hereby amended and restated in its entirety as Schedule II attached hereto.
     SECTION 3. Reaffirmation of Performance Guarantor. CB, in its capacity as Performance Guarantor under the Performance Guaranty, hereby (i) consents (to the extent required under the Performance Guaranty or any applicable law) to and acknowledges and agrees with the amendments contemplated by this Amendment and by the PSA Amendment and any and all other amendments, modifications or waivers to or in the Transaction Documents amended on or before the date hereof, including any and all provisions thereof that increase the obligations of any Originator, Servicer, Sub-Servicer or Seller, and (ii) confirms and agrees that, at all times from and after the Effective Date (as defined below), all of the terms, covenants, conditions, agreements, undertakings and obligations of the New Originator under the Purchase and Sale Agreement and each other Transaction Document to which it is or becomes a party shall be, for all purposes of the Performance Guaranty and the other Transaction Documents, included in and made part of the Guaranteed Obligations described therein and (iii) ratifies and reaffirms all of its payment and performance obligations under the Performance Guaranty.

     SECTION 4. Representations and Warranties. Each of the Seller, the Servicer and the Performance Guarantor hereby represents and warrants to the Administrator, each Purchaser and each Purchaser Agent as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) subject to the condition precedent that the Administrator shall have received on or before the Effective Date each of the following, each in form and substance satisfactory to the Administrator:
     (a) counterparts of (i) this Amendment, (ii) the PSA Amendment (and evidence that each of the conditions to effectiveness set forth therein have been satisfied) and (iii) the Assignment and Assumption Agreement between CBAD, the New Originator and the Seller, dated as of the date hereof, in each case duly executed by each of the parties thereto;
     (b) secretary’s certificates of each of the Seller, the New Originator, the Servicer and the Performance Guarantor certifying: (i) a copy of the resolutions authorizing such party’s execution, delivery and performance of this Amendment and the other documents to be delivered by it in connection herewith, as applicable, (ii) a copy of the organizational documents of such party, (iii) good standing certificates for each such party issued by the Secretary of State (or similar official) of the state of each such Person’s organization and (iv) the names and true signatures of such party’s officers who are authorized on its behalf to execute this Amendment and any other documents to be delivered by it in connection herewith, as applicable;
     (c) acknowledgment copies, or time stamped receipt copies, of proper financing statements, duly filed on or before the Effective Date under the UCC of all jurisdictions necessary in order to perfect the interests of the Seller and the Administrator (on behalf of each Purchaser) contemplated by the Agreement and the Sale Agreement;
     (d) acknowledgment copies, or time-stamped receipt copies, of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by the New Originator;
     (e) completed UCC search reports, dated on or shortly before the Effective Date, listing the financing statements filed in all applicable jurisdictions, that name the New Originator as debtor, together with copies of such other financing statements, and similar search reports with respect to judgment liens, federal tax liens and liens of the Pension Benefit Guaranty Corporation in such jurisdictions, as the Administrator may reasonably request, showing no Adverse Claims on any Pool Assets (other than those which have been released as described in the preceding clause (d));
     (f) favorable opinions, addressed to the Administrator, each Purchaser and each Purchaser Agent in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of The Law Offices of Thomas W. Bosse, PLLC and Cravath, Swaine & Moore LLP, each as counsel for Seller, the New Originator, the Servicer and the Performance Guarantor, covering such matters as the Administrator may reasonably request, including, without limitation, organizational and enforceability matters, certain bankruptcy matters and certain UCC perfection and priority matters;
     (g) evidence of payment by the Seller of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Effective Date; and
     (h) such other documents and instruments as the Administrator may reasonably request.
     SECTION 7. Continued Effectiveness. Notwithstanding Section 6 hereof, the continued effectiveness of this Amendment and of the PSA Amendment is subject to the condition subsequent that the Administrator shall have received each of the following, each in form and substance satisfactory to the Administrator:
          (a) Counterparts of a Release Letter executed by Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”) under that certain Credit Agreement dated as of February 16, 2005 (as amended and restated as of August 31, 2005, as further amended as of May 25, 2007, as further amended as of August 12, 2008, as further amended and restated as of June 25, 2009, and as such agreement may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), reaffirming its release, or releasing, as the case may be, all security interests and other rights of the Agent under the Credit Agreement in the Receivables, Contracts and Related

Security, dated on or before the date the New Originator becomes an obligor or guarantor under the Credit Agreement or any related document; and
          (b) completed UCC search reports, dated on or before July 15, 2009, listing the financing statements filed in all applicable jurisdictions, that name the New Originator as debtor, together with copies of such other financing statements, and similar search reports with respect to judgment liens, federal tax liens and liens of the Pension Benefit Guaranty Corporation in such jurisdictions, as the Administrator may reasonably request, showing no Adverse Claims on any Pool Assets (other than those which have been released as described in the Section 6(d) above);
     SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
     SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SECTION 10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CINCINNATI BELL FUNDING LLC, as Seller

By: Name:	/s/ Kimberly H. Sheehy Kimberly H. Sheehy
Title:	Vice President and Treasurer

CINCINNATI BELL INC., as Servicer

By: Name:	/s/ Kimberly H. Sheehy Kimberly H. Sheehy
Title:	Vice President and Treasurer

Schedule II-1	Fifth Amendment to RPA (Cincinnati Bell)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By: Name:	/s/ William P. Falcon William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for the Market Street Purchaser Group

By: Name:	/s/ William P. Falcon William P. Falcon
Title:	Vice President

Schedule II-2	Fifth Amendment to RPA (Cincinnati Bell)

MARKET STREET FUNDING LLC,
as a Related Committed Purchaser

By: Name:	/s/ Doris J. Hearn Doris J. Hearn
Title:	Vice President

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By: Name:	/s/ Doris J. Hearn Doris J. Hearn
Title:	Vice President

Schedule II-3	Fifth Amendment to RPA (Cincinnati Bell)

CINCINNATI BELL INC., as Performance Guarantor

By: Name:	/s/ Kimberly H. Sheehy Kimberly H. Sheehy
Title:	Vice President and Treasurer

Schedule II-4	Fifth Amendment to RPA (Cincinnati Bell)